[Back cover]
                               Keystone America
                                Family Of Funds

                                   [diamond]

                      Capital Preservation and Income Fund
                           Government Securities Fund
                          Intermediate Term Bond Fund
                             Strategic Income Fund
                                World Bond Fund
                              Tax Free Income Fund
                        California Insured Tax Free Fund
                             Florida Tax Free Fund
                          Massachusetts Tax Free Fund
                             Missouri Tax Free Fund
                         New York Insured Tax Free Fund
                           Pennsylvania Tax Free Fund
                              Texas Tax Free Fund
                             Fund for Total Return
                           Global Opportunities Fund
                      Hartwell Emerging Growth Fund, Inc.
                              Hartwell Growth Fund
                                   Omega Fund
                              Fund of the Americas
                           Strategic Development Fund

This report was prepared primarily for the information of the Fund's shareholders. It is authorized for distribution if preceded or accompanied by the Fund's current prospectus. The prospectus contains important information about the Fund including fees and expenses. Read it carefully before you invest or send money. For a free prospectus on other Keystone funds, contact your financial adviser or call Keystone.

[Keystone logo] KEYSTONE
                INVESTMENTS
                P.O. Box 2121
                Boston, Massachusetts 02106-2121

WBF-AR-12/95                            ["Recycled" symbol]
2.5M

[Front cover]

                                    KEYSTONE

                                     WORLD
                                   BOND FUND

                           [photo--telescope and map]

                                  ANNUAL REPORT
                                OCTOBER 31, 1995

PAGE 1
--------------------------------------
Keystone World Bond Fund
Seeks current income from debt securities in the U.S. and abroad.

Dear Shareholder:

We are writing to report to you on activities of Keystone World Bond Fund for the twelve-month period which ended October 31, 1995.

Performance

For the periods which ended October 31, 1995, your Fund produced the following total returns.

   Class A shares returned 8.44% for the six-month period and 7.62% for the twelve-month period.

   Class B shares returned 7.89% for the six-month period and 6.68% for the twelve-month period.

   Class C shares returned 7.91% for the six-month period and 6.83% for the twelve-month period.

   The Salomon World Government Bond Index--a benchmark of world government bond performance--returned 3.10% for the six-month period and 15.20% for the twelve-month period which ended October 31, 1995.

   Your Fund's performance improved substantially over the last six months, outperforming the Salomon World Government Bond Index. Earlier your Fund had been adversely affected by rising interest rates at the end of 1994 and the effects of the Mexican financial crisis at the beginning of 1995. While we did not hold any Mexican bonds in the portfolio during the period, the devaluation of the Mexican peso had a ripple effect on nearly every emerging world bond market. In the last six months, the world bond markets have recovered strongly with the support of the U.S. and the World Bank bailout of Mexico and lower interest rates around the world. This improved environment helped your Fund's performance.

Market Environment

Strong performance in the U.S. bond market in 1995 helped many foreign markets recover from a period of volatility and weakness in 1994. During the last two months of 1994, rising U.S. interest rates created unfavorable conditions for U.S. investors and also had negative repercussions overseas. Currency volatility worldwide was further aggravated when the value of the U.S. dollar dropped to historic lows during the first quarter of 1995.

   During the second half of the period, however, the world bond markets improved significantly. Declining interest rates in the U.S. fueled a prolonged bond rally. This helped spark lower rates and rising bond prices in countries with currencies linked to the U.S. dollar. The value of the dollar also began to recover, and your Fund's bond holdings recovered, especially its holdings of U.S. dollar-denominated Latin American bonds.

Managing for Income

In managing your Fund for income, we try to minimize the impact of currency fluctuations on portfolio holdings. This defensive strategy was particularly valuable given the volatility of both the bond and currency markets during the year. We maintained a major portion of your Fund's assets in U.S. dollar-denominated or hedged investments. These securities contributed to positive performance when the dollar rallied in the second half of the year.


                                --continued--

PAGE 2
--------------------------------------
Keystone World Bond Fund

Looking Ahead

We believe the investment environment for world bonds should continue to grow more favorable. With low interest rates in the U.S., we expect a positive environment for bonds worldwide, especially in Europe. The strengthening dollar should also help limit currency volatility in Latin America. Looking ahead, we expect an improved environment with returns coming primarily from income rather than capital appreciation.

   We appreciate your continued support of Keystone World Bond Fund. If you have any questions or comments, please feel free to write to us.

Sincerely,

/s/ Albert H. Elfner, III
Albert H. Elfner, III
Chairman and President
Keystone Investments, Inc.

/s/ George S. Bissell
George S. Bissell
Chairman of the Board
Keystone Funds

December 1995

PAGE 3
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A Discussion With
Your Fund Manager

Gilman C. Gunn is portfolio manager of your Fund and leads Keystone's international investment team. An investment professional with 23 years of experience, Mr. Gunn has spent more than ten years in investment management positions in London, Kuwait and Thailand.

Keystone's international team is comprised of several investment professionals who have expertise on the economic, political and business environments in specific areas. Mr. Gunn is supported by Richard Wisentaner, international fixed-income analyst.

Q How would you characterize the world bond market over the twelve-month period?

A. It's been a year of unusual volatility in international markets, related directly to economic conditions in the United States. Rising interest rates in the U.S. at the end of 1994 depressed bond prices worldwide, but when rates began to decline in early 1995, the rally in U.S. bonds triggered a similar trend in Europe and other countries with currencies linked to the U.S. dollar. Declining interest rates and the strengthening dollar also had a calming effect on the tumultuous markets in Latin America. Liquidity in those markets has improved significantly compared to a year ago.

Q. How did the Fund perform under these
conditions?

A. Your Fund was fairly well positioned to benefit from the improving investment environment. The investment grade bonds in the portfolio (those rated in the top four bond rating categories) provided a reliable income base throughout the year and modest appreciation when the market rallied. Canadian, Thai and Danish government bonds were among the largest investment grade holdings. Consistent with your Fund's high income strategy, about 41% of assets were invested in higher-yielding, U.S. dollar-denominated bonds. As of October 31, 1995, most of these holdings had fully recovered to their pre-December 1994 price levels. A weak Australian dollar hampered the performance of the Australian securities in your Fund's portfolio.

Q. How were the Fund's assets diversified?

A. To reduce overall investment risk, we diversified Fund investments among dollar-block, European and emerging markets. Dollar-block markets are generally linked to the U.S. dollar, such as Canada, Australia and New Zealand. European bond markets are primarily influenced by German bond market activity. Asia and the Pacific Rim (excluding Japan) and Latin America are generally considered emerging markets.

During the second half of the period we decreased our holdings in Australia to 3% of net assets to enhance the diversification of the portfolio. As part of the Fund's acquisition of Keystone Australia Income Fund, Inc. Australian bonds had accounted for 21% of net assets as of April 30, 1995. We added to holdings in Europe and Canada. As of October 31, 1995, 25% of the Fund's net assets were invested in the dollar-block markets, with the largest holding in Canadian government bonds.

Fund Profile

Objective: Seeks current income from debt securities in the U.S. and abroad. Commencement of investment operations: January 9, 1987
Average quality: A
Average maturity: 6 years
Net assets: $15 million

PAGE 4
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Keystone World Bond Fund

Geographic Diversification      Percentage of
as of October 31, 1995            net assets
----------------------------------------------------
Americas                             54
----------------------------------------------------
Europe                               24
----------------------------------------------------
Pacific                              12
----------------------------------------------------
Other(1)                             10
----------------------------------------------------
(1)Includes other assets and liabilities and short-term obligations.

Q.What techniques do you use to minimize the effect of currency volatility on the Fund?

A. We use three techniques to limit your Fund's exposure to currency fluctuations. We hold cash in dollars, we invest in countries with currencies linked to the U.S. dollar, such as Canada, and we hedge non-dollar denominated securities into U.S. dollars. As of October 31, 1995, 64% of Fund holdings were invested in or hedged into U.S. dollars.

Q. Did hedging help the Fund's performance?

A. During the second half of the period hedging was especially helpful. The growing strength of the U.S. dollar against major world currencies had a positive effect on the hedged securities in the portfolio.

Q. What is your outlook?

A. We believe the prospects for international bonds are improving. Declining U.S. interest rates and the strengthening dollar have helped bolster the world markets, and we think this trend will continue. We believe the recovery in Latin American bonds reflects an improvement in the economic fundamentals in those countries. In Europe, we expect to see a continuation of low rates, low inflation and greater fiscal responsibility on the part of the European nations. In Canada and New Zealand we think that budget surpluses and the trend toward paying down debt are positive factors. We expect that returns in the coming year will be derived primarily from income.

                                   [diamond]

                       This column is intended to answer
                     shareholder questions about your Fund.
        If you have a question you would like answered, please write to:
                    Keystone Investment Distributors, Inc.,
                   Attn: Manager, Shareholder Communications,
                        200 Berkeley Street, 22nd Floor,
                       Boston, Massachusetts 02116-5034.

PAGE 5
--------------------------------------

Your Fund's Performance

===============================[mountain chart]=================================

Growth of an investment in
Keystone World Bond Fund Class A

          Initial Investment       Reinvested Distributions
10/87          9761                          10227
               9566                          10868
10/89          9201                          11050
               9629                          12271
10/91          9858                          13729
               9668                          14460
10/93          9125                          16705
               8020                          15793
10/95          8020                          16997

Total Value: $16,997

A $10,000 investment in Keystone World Bond Fund Class A made on January 9, 1987 with all distributions reinvested was worth $16,997 on October 31, 1995. Past performance is no guarantee of future results.
================================================================================

Twelve-Month Performance                     as of October 31, 1995
===================================================================
                                 Class A      Class B        Class C
Total returns*                    7.62%         6.68%         6.83%
Net asset
  value           10/31/94       $8.42         $8.46         $8.42
                  10/31/95       $8.42         $8.45         $8.42
Dividends                        $.600         $.540         $.540
Capital gains                    None          None          None

* Before deducting any sales charges.

Historical Record                            as of October 31, 1995
===================================================================
Cumulative total returns         Class A       Class B       Class C
1-year w/o sales charge           7.62%         6.68%         6.83%
1-year                            2.51%         2.69%         6.83%
5-year                           31.93%          --            --
Life of class                    69.97%         0.24%         2.59%
Average Annual Returns
1-year w/o sales charge           7.62%         6.68%         6.83%
1-year                            2.51%         2.69%         6.83%
5-year                            5.70%          --            --
Life of class                     6.21%         0.10%         1.14%

Class A shares were introduced on January 9, 1987. Performance is reported at the current maximum front-end sales charge of 4.75%.

   Class B shares were introduced on August 2, 1993. Shares purchased after June 1, 1995 are subject to a contingent deferred sales charge (CDSC) that declines from 5% to 1% over six years from the month purchased. Performance assumes that shares were redeemed after the end of a one-year holding period and reflects the deduction of a 4% CDSC.

   Class C shares were introduced on August 2, 1993. Performance reflects the deduction of the 1% contingent deferred sales charge which applies during the first year owned.

   The investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. Performance for each class will differ.

   You may exchange your shares for another Keystone fund by phone or in writing for a $10 fee. The exchange fee is waived for individual investors who make an exchange using Keystone's Automated Response Line (KARL). The Fund reserves the right to change or terminate the exchange offer.

PAGE 6
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Keystone World Bond Fund

Growth of an Investment

Comparison of change in value of a $10,000 investment in Keystone World Bond Fund Class A, the Salomon World Government Bond Index, and the Consumer Price Index.

In Thousands   January 9, 1987 through October 31, 1995

              Class A    SWGBI       CPI
      10/87    9458      10000      10000
      10/88   10227      10974      10434
      10/89   10868      12299      10878
      10/90   11050      12624      11367
      10/91   12271      13889      12081
      10/92   13729      15458      12434
      10/93   14460      17606      12833
      10/94   16705      19720      13186
      10/95   15793      20432      13529
      10/96   16997      23538      13910


Past performance is no guarantee of future results. The performance of Class B or Class C shares will be greater or less than the line shown based on differences in loads and fees paid by the shareholder investing in the different classes. Class B and Class C shares were introduced August 2, 1993. The Salomon World Government Bond Index and the Consumer Price Index are from December 31, 1986.








             Fund Average Total Return
          1 Year   5 Year   Life of Class
Class A   2.51%    5.70%    6.21%
Class B   2.69%    --       0.10%
Class C   6.83%    --       1.14%



This chart graphically compares your Fund's total return performance to certain investment indexes. It is the result of fund performance guidelines issued by the Securities and Exchange Commission. The intent is to provide investors with more information about their investment.

Components of the Chart

The chart is composed of several lines that represent the accumulated value of an initial $10,000 investment for the period indicated. The lines illustrate a hypothetical investment in:

1. Keystone World Bond Fund Class A

Your Fund seeks current income from debt securities in the U.S. and abroad. The return is quoted after deducting sales charges (if applicable), fund expenses, and transaction costs and assumes reinvestment of all distributions.

2. Salomon Brothers World Government Bond Index (SWGBI)

The SWGBI is a broad-based unmanaged index of foreign government bonds. It is comprised of over 800 issues from 14 countries including the U.S. These securities are selected and compiled by Salomon Brothers, Inc. according to criteria that may be unrelated to your Fund's investment objective.

3. Consumer Price Index (CPI)

This index is a widely recognized measure of the cost of goods and services produced in the US. The index contains factors such as prices of services, housing, food, transportation and electricity which are compiled by the US Bureau of Labor Statistics. The CPI is generally considered a valuable benchmark for investors who seek to outperform increases in the cost of living.

   These indexes do not include transaction costs associated with buying and selling securities, and do not hold cash to meet redemptions. It would be difficult for most individual investors to duplicate these indexes.

Understanding What the Chart Means

The chart demonstrates your Fund's total return performance in relation to a well known investment index and to increases in the cost of living. It is important to understand what the chart shows and does not show.

   This illustration is useful because it charts Fund and index performance over the same time frame and over a long period. Long-term performance is a more reliable and useful measure of performance than measurements of short-term returns or temporary swings in the market. Your financial adviser can help you evaluate fund performance in conjunction with the other important financial considerations such as safety, stability and consistency.

Limitations of the Chart

The chart, however, limits the evaluation of Fund per-

PAGE 7
--------------------------------------

formance in several ways. Because the measurement is based on total returns over an extended period of time, the comparison often favors those funds which emphasize capital appreciation when the market is rising. Likewise, when the market is declining, the comparison usually favors those funds which take less risk.

Performance Can Be Distorted

Funds which are more conservative in their orientation and which place an emphasis on capital preservation will tend to compare less favorably when the market is rising. In addition, funds which have income as one of their objectives also will tend to compare less favorably to relevant indexes.

   Indexes may also reflect the performance of some securities which a fund may be prohibited from buying. A bond fund, for example, may be limited to investments in only high quality bonds, or a stock fund may only be able to buy stocks that have been traded on a stock exchange for a minimum number of years or of a certain company size. Indexes usually do not have the same investment restrictions as your Fund.

Indexes Do Not Include Costs of Investing

The comparison is further limited in its utility because the index does not take into account any deductions for sales charges, transaction costs or other fund expenses. Your Fund's performance figures do reflect such deductions. Sales charges--whether up-front or deferred--pay for the cost of the investment advice of your financial adviser. Transaction costs pay for the costs of buying and selling securities for your Fund's portfolio. Fund expenses pay for the costs of investment management and various shareholder services. None of these costs are reflected in index total returns. The comparison is not completely realistic because an index cannot be duplicated by an investor--even an unmanaged index--without incurring some charges and expenses.

One of Several Measures

The chart is one of several tools you can use to understand your investment. It should be read in conjunction with the Fund's prospectus, and annual and semiannual reports. Also, your financial adviser, who understands your personal financial situation, can best explain the features of your Keystone fund and how it applies to your financial needs.

Future Returns May Be Different

Shareholders also should be mindful that the long-run performance of either the Fund or the indexes is not representative of what shareholders should expect to receive from their Fund investment in the future; it is presented to illustrate only past performance and is not a guarantee of future returns.

PAGE 8
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Keystone World Bond Fund

Glossary of
Mutual Fund Terms

   MUTUAL FUND--A company which combines the investment money of many people whose financial goals are similar, and invests that money in a variety of securities. A mutual fund allows the smaller investor the benefits of diversification, professional management and constant supervision usually available only to large investors.

   PORTFOLIO MANAGER--An investment professional who is responsible for managing a portfolio's assets prudently and making appropriate investment decisions, such as which securities to buy, hold and sell, based on the investment objectives of the portfolio.

   STOCK--Equity or ownership interest in a corporation, which represents a claim on the corporation's assets and earnings.

   BOND--Security issued by a government or corporation to those from whom it has borrowed money. A bond usually promises to pay interest income to the bondholder at regular intervals and to repay the entire amount borrowed at maturity date.

   CONVERTIBLE SECURITY--A corporate security (usually preferred stock or bonds) that is exchangeable for a set number of another security type (usually common stocks) at a pre-stated price.

   MONEY MARKET FUND--A mutual fund whose assets are invested in a diversified portfolio of short-term securities, including commercial paper, bankers' acceptances, certificates of deposit and other short-term instruments. The fund pays income which can fluctuate daily. Liquidity and safety of principal are primary objectives.

   NET ASSET VALUE (NAV) PER SHARE--The value of one share of a mutual fund. The NAV per share is determined by subtracting a fund's total liabilities from its total assets, and dividing that amount by the number of fund shares outstanding.

   DIVIDEND--A per share distribution of the income earned from the fund's portfolio holdings. When a dividend distribution is made, the fund's net asset value drops by the amount of the distribution because the distribution is no longer considered part of the fund's assets.

   CAPITAL GAIN--The profit from the sale of securities, less any losses. Capital gains are paid to fund shareholders on a per share basis. When a capital gain distribution is made, the fund's net asset value drops by the amount of the distribution because the distribution is no longer considered part of the fund's assets.

   YIELD--The annualized rate of income as measured against the current net asset value of fund shares.

   TOTAL RETURN--The change in value of a fund investment over a specified period of time, taking into account the change in a fund's market price and the reinvestment of all fund distributions.

   SHORT-TERM--An investment with a maturity of one year or less.

   LONG-TERM--An investment with a maturity of greater than one year.

   AVERAGE MATURITY--The average number of days until the notes, drafts, acceptances, bonds or other debt instruments in a portfolio become due and payable.

   OFFERING PRICE--The offering price of a share of a mutual fund is the price at which the share is sold to the public.

PAGE 9
--------------------------------------

SCHEDULE OF INVESTMENTS--October 31, 1995

                                                  COUPON     MATURITY    PRINCIPAL       MARKET
                                                   RATE        DATE        AMOUNT        VALUE
==================================================================================================
FOREIGN GOVERNMENT AGENCIES AND ISSUES (90.1%)
[bullet] AUSTRALIAN DOLLAR (3.2%)
New South Wales Treasury Corp.                    12.600%   5/01/2006      500,000     $  470,114
--------------------------------------------------------------------------------------------------
[bullet] BRITISH POUND STERLING (3.2%)
European Investor Bank                             8.000    6/10/2003      306,000        478,654
--------------------------------------------------------------------------------------------------
[bullet] CANADIAN DOLLAR (13.1%)
Government of Canada                               8.750   12/01/2005    1,500,000      1,215,293
Government of Canada                               7.500    9/01/2000      950,000        721,470
--------------------------------------------------------------------------------------------------
                                                                                        1,936,763
--------------------------------------------------------------------------------------------------
[bullet] DANISH KRONE (5.3%)
Kingdom of Denmark                                 9.000   11/15/1998    4,000,000        783,382
--------------------------------------------------------------------------------------------------
[bullet] NETHERLANDS GUILDER (5.1%)
Government of Netherlands                          7.750    3/01/2005    1,100,000        758,873
--------------------------------------------------------------------------------------------------
[bullet] NEW ZEALAND DOLLAR (8.6%)
Government of New Zealand                          6.500    2/15/2000    1,150,000        738,249
Government of New Zealand                          8.000    4/15/2004      325,000        224,190
Government of New Zealand
  (Effective Yield 8.780%) (d)                     0.000    3/20/1996      500,000        320,250
--------------------------------------------------------------------------------------------------
                                                                                        1,282,689
--------------------------------------------------------------------------------------------------
[bullet] SPANISH PESETA (4.5%)
Government of Spain                               11.450    8/30/1998   32,000,000        269,701
Government of Spain                               11.850    8/30/1996   24,000,000        199,425
Government of Spain                               12.250    3/25/2000   23,000,000        199,407
--------------------------------------------------------------------------------------------------
                                                                                          668,533
--------------------------------------------------------------------------------------------------
[bullet] SWEDISH KRONA (6.5%)
Kingdom of Sweden                                 10.250    5/05/2003    6,000,000        957,320
--------------------------------------------------------------------------------------------------
[bullet] UNITED STATES DOLLAR (40.6%)
CVRD Cenibra                                       9.375   12/21/2003      830,000        796,800
Companhia Brasileiras de Petroleo Ipiranga         8.625    2/25/2002      550,000        530,750
Ispat Mexicana S.A.                               10.375    3/15/2001    1,025,000        902,000
Kingdom of Thailand                                8.250    3/15/2002    1,000,000      1,088,030
Klabin Fabricadora Papel                          12.125   12/28/2002      250,000        248,750
Republic of Argentina                              8.375   12/20/2003      350,000        253,313
Telecom Argentina                                  8.375   10/18/2000      500,000        433,750
Telecom Brasileiras S.A. (a)                      10.000   10/22/1997      500,000        503,750
Telefonica de Argentina                           11.875   11/01/2004      760,000        741,000
Yacimientos Petroliferos Fiscales S.A. (YPF)       8.000    2/15/2004      600,000        512,250
--------------------------------------------------------------------------------------------------
                                                                                        6,010,393
--------------------------------------------------------------------------------------------------

See Notes to Schedule of Investments.

PAGE 10
--------------------------------------
Keystone World Bond Fund

SCHEDULE OF INVESTMENTS--October 31, 1995
                                                  COUPON     MATURITY    PRINCIPAL       MARKET
                                                   RATE        DATE        AMOUNT        VALUE
==================================================================================================

TOTAL FOREIGN GOVERNMENT AGENCIES & ISSUES (Cost--$12,778,963)                        $13,346,721
==================================================================================================
                                                                          Maturity
                                                                            Value
==================================================================================================
REPURCHASE AGREEMENT (2.6%)
 Keystone Joint Repurchase Agreement
  (Investments in repurchase agreements, in
  a joint trading account, purchased
  10/31/95)(Cost $387,000) (c)                     5.872%  11/01/1995     $387,187        387,000
==================================================================================================
TOTAL INVESTMENTS (Cost $13,165,963) (b)                                               13,733,721
OTHER ASSETS AND LIABILITIES--NET (7.3%)                                                1,085,226
--------------------------------------------------------------------------------------------------
NET ASSETS (100.0%)                                                                   $14,818,947
==================================================================================================

NOTES TO SCHEDULE OF INVESTMENTS:
(a) Securities that may be resold to "qualified institutional buyers" under Rule 144A of the Federal Securities Act of 1933. These securities have been determined to be liquid under guidelines established by the Board of Trustees.

(b) The cost of investments for federal income tax purposes is identical. Gross unrealized appreciation and depreciation of investments based on identified tax cost, is as follows:

Gross unrealized
  appreciation                 $ 688,552
Gross unrealized
  depreciation                  (120,794)
                               ---------
Net unrealized depreciation    $ 567,758
                               =========

(c) The repurchase agreements are fully collateralized by U.S. Government and/or agency obligations based on market prices at October 31, 1995.

(d) Effective yield (calculated at the date of purchase) is the yield at which the bond accretes on an accrual basis until maturity date.

See Notes to Financial Statements.

PAGE 11
--------------------------------------

FINANCIAL HIGHLIGHTS--CLASS A SHARES
(For a share outstanding throughout the period)

                                         Period from                                                          January 9, 1987
                         Year Ended    January 1, 1994                                                       (Commencement of
                        October 31,    to October 31,              Year Ended December 31,                    Operations to
                            1995            1994         1993    1992    1991     1990    1989    1988       December 31, 1987
==============================================================================================================================
Net asset value
  beginning of period      $ 8.42          $ 9.56      $ 8.69  $10.77  $  9.82 $  9.76  $ 10.04  $11.02           $10.00
------------------------------------------------------------------------------------------------------------------------------
Income from
  investment
  operations
Net investment
  income                     0.61            0.32        0.44    0.64     0.66    0.63     0.61    0.54             0.56
Net realized and
  unrealized gain
  (loss) on
  investment and
  foreign currency
  related  transactions     (0.01)          (0.96)       1.03   (0.79)    0.99    0.31    (0.27)  (0.92)            1.27
------------------------------------------------------------------------------------------------------------------------------
 Total from
  investment
   operations                0.60           (0.64)       1.47   (0.15)    1.65    0.94     0.34   (0.38)            1.83
------------------------------------------------------------------------------------------------------------------------------
Less distributions
  from:
Net investment
  income                    (0.54)              0       (0.43)  (0.96)   (0.45)  (0.52)   (0.62)  (0.54)           (0.56)
In excess of net
  investment income
  (c)                           0               0       (0.17)  (0.28)       0   (0.04)       0       0                0
Tax basis return of
  capital                   (0.06)          (0.50)          0       0        0       0        0       0                0
Net realized gains
  on investment and
  foreign currency
  related
  transactions                  0               0           0   (0.69)   (0.25)  (0.32)       0   (0.06)           (0.25)
------------------------------------------------------------------------------------------------------------------------------
 Total distributions        (0.60)          (0.50)      (0.60)  (1.93)   (0.70)  (0.88)   (0.62)  (0.60)           (0.81)
------------------------------------------------------------------------------------------------------------------------------
Net asset value end
  of period                $ 8.42          $ 8.42      $ 9.56  $ 8.69  $ 10.77 $  9.82  $  9.76  $10.04           $11.02
==============================================================================================================================
Total return (d)             7.62%          (6.72%)     17.26%  (1.24%)  17.48%  10.11%    3.07%  (3.34%)          19.10%
Ratios/supplemental
  data
Ratios to average
  net assets:
 Total expenses (a)          2.46%(e)        2.20%(b)    2.20%   2.20%    2.00%   2.00%    1.81%   1.19%            1.88%(b)
 Net investment
  income                     7.21%           4.66%(b)    4.62%   5.44%    6.43%   6.48%    5.81%   5.34%            5.68%(b)
Portfolio turnover
  rate                        108%            100%        107%    185%     204%    154%      73%    335%             171%
------------------------------------------------------------------------------------------------------------------------------
Net assets end of
  period (thousands)       $9,956          $6,047      $8,403  $7,121  $11,843 $13,833  $14,806  $5,043           $4,774
==============================================================================================================================

(a) Figures are net of expense reimbursement by Keystone in connection with voluntary expense limitations. Before the expense reimbursement, the "Ratio of total expenses to average net assets" would have been 2.25%, 3.12%, 2.50%, 2.15% and 2.47% for the period from January 1, 1994 to October 31, 1994 and the years ended December 31, 1993, 1992, 1991 and 1990, respectively.

(b) Annualized.

(c) Effective January 1, 1993, the Fund adopted Statement of Position 93-2:
    "Determination, Disclosure, and Financial Statement Presentation of Income, Capital Gain and Return of Capital Distributions by Investment Companies". As a result, distribution amounts exceeding book basis net investment income (or tax basis net income on a temporary basis) are presented as "Distributions in excess of net investment income". Similarly, capital gain distributions in excess of book basis capital gains (or tax basis capital gains on a temporary basis) are presented as "Distributions in excess of capital gains". For the fiscal years ended December 31, 1992 and 1990, distributions in excess of book basis net investment income were charged to paid-in capital.

(d) Excluding applicable sales charges.

(e) The expense ratio includes indirectly paid expenses for the year ended October 31, 1995. Excluding indirectly paid expenses, the expense ratio would have been 2.44%.

See Notes to Financial Statements.

PAGE 12
--------------------------------------
Keystone World Bond Fund

FINANCIAL HIGHLIGHTS--CLASS B SHARES
(For a share outstanding throughout the period)

                                                                                               August 2, 1993
                                                                          Period from         (Date of Initial
                                                     Year Ended        January 1, 1994 to    Public Offering) to
                                                  October 31, 1995      October 31, 1994      December 31, 1993
================================================================================================================
Net asset value beginning of period                    $ 8.46                $ 9.58                $ 9.47
----------------------------------------------------------------------------------------------------------------
Income from investment operations
Net investment income                                    0.52                  0.31                  0.16
Net realized and unrealized gain (loss) on
  investment and foreign currency related
  transactions                                           0.01                 (0.99)                 0.21
----------------------------------------------------------------------------------------------------------------
Total from investment operations                         0.53                 (0.68)                 0.37
----------------------------------------------------------------------------------------------------------------
Less distributions from:
Net investment income                                   (0.48)                    0                 (0.11)
In excess of net investment income (c)                      0                     0                 (0.15)
Tax basis return of capital                             (0.06)                (0.44)                    0
Net realized gains on investment and foreign
  currency related transactions                             0                     0                     0
----------------------------------------------------------------------------------------------------------------
Total distributions                                     (0.54)                (0.44)                (0.26)
----------------------------------------------------------------------------------------------------------------
Net asset value end of period                          $ 8.45                $ 8.46                $ 9.58
================================================================================================================
Total return (d)                                         6.68%                (7.18%)                3.93%
Ratios/supplemental data
Ratios to average net assets:
 Total expenses (a)                                      3.21%(e)              2.95%(b)              2.95%(b)
 Net investment income                                   6.43%                 4.05%(b)              3.79%(b)
Portfolio turnover rate                                   108%                  100%                  107%
----------------------------------------------------------------------------------------------------------------
Net assets end of period (thousands)                   $3,680                $3,429                $2,544
================================================================================================================

(a) Figures are net of expense reimbursement by Keystone in connection with voluntary expense limitations. Before the expense reimbursement, the "Ratio of total expenses to average net assets would have been 3.03% and 3.47% for the period from January 1, 1994 to October 31, 1994 and for the period from August 2, 1993 (Date of Initial Public Offering) to December 31, 1993, respectively.

(b) Annualized.

(c) Effective January 1, 1993, the Fund adopted Statement of Position 93-2:
    "Determination, Disclosure, and Financial Statement Presentation of Income, Capital Gain and Return of Capital Distributions by Investment Companies". As a result, distribution amounts exceeding book basis net investment income (or tax basis net income on a temporary basis) are presented as "Distributions in excess of net investment income". Similarly, capital gain distributions in excess of book basis capital gains (or tax basis capital gains on a temporary basis) are presented as "Distributions in excess of capital gains".

(d) Excluding applicable sales charges.

(e) The expense ratio includes indirectly paid expenses for the year ended October 31, 1995. Excluding indirectly paid expenses, the expense ratio would have been 3.19%

See Notes to Financial Statements.

PAGE 13
--------------------------------------

FINANCIAL HIGHLIGHTS--CLASS C SHARES
(For a share outstanding throughout the period)

                                                                                             August 2, 1993
                                                     Year Ended         Period from         (Date of Initial
                                                     October 31,     January 1, 1994 to    Public Offering) to
                                                        1995          October 31, 1994      December 31, 1993
================================================================================================================
Net asset value beginning of period                    $ 8.42              $ 9.58                $ 9.47
----------------------------------------------------------------------------------------------------------------
Income from investment operations
Net investment income                                    0.56                0.30                  0.18
Net realized and unrealized gain (loss) on
  investment and foreign currency related
  transactions                                          (0.02)              (1.02)                 0.19
----------------------------------------------------------------------------------------------------------------
Total from investment operations                         0.54               (0.72)                 0.37
----------------------------------------------------------------------------------------------------------------
Less distributions from:
Net investment income                                   (0.48)                  0                 (0.12)
In excess of net investment income (c)                      0                   0                 (0.14)
Tax basis return of capital                             (0.06)              (0.44)                    0
Net realized gains on investment and foreign
  currency related transactions                             0                   0                     0
----------------------------------------------------------------------------------------------------------------
Total distributions                                     (0.54)              (0.44)                (0.26)
----------------------------------------------------------------------------------------------------------------
Net asset value end of period                          $ 8.42              $ 8.42                $ 9.58
================================================================================================================
Total return (d)                                         6.83%              (7.61%)                3.93%
Ratios/supplemental data
Ratios to average net assets:
 Total expenses (a)                                      3.21%(e)            2.95%(b)              2.95%(b)
 Net investment income                                   6.49%               3.94%(b)              3.79%(b)
Portfolio turnover rate                                   108%                100%                  107%
----------------------------------------------------------------------------------------------------------------
Net assets, end of period (thousands)                  $1,183              $1,591                $1,878
================================================================================================================

(a) Figures are net of expense reimbursement by Keystone in connection with voluntary expense limitations. Before the expense reimbursement, the "Ratio of total expenses to average net assets" would have been 3.03% and 3.40% for the period from January 1, 1994 to October 31, 1994 and for the period from August 2, 1993 (Date of Initial Public Offering) to December 31, 1993, respectively.

(b) Annualized.

(c) Effective January 1, 1993, the Fund adopted Statement of Position 93-2:
    "Determination, Disclosure, and Financial Statement Presentation of Income, Capital Gain and Return of Capital Distributions by Investment Companies". As a result, distribution amounts exceeding book basis net investment income (or tax basis net income on a temporary basis) are presented as "Distributions in excess of net investment income". Similarly, capital gain distributions in excess of book basis capital gains (or tax basis capital gains on a temporary basis) are presented as "Distributions in excess of capital gains".

(d) Excluding applicable sales charges.

(e) The expense ratio includes indirectly paid expenses for the year ended October 31, 1995. Excluding indirectly paid expenses, the expense ratio would have been 3.19%.

See Notes to Financial Statements.

PAGE 14
--------------------------------------
Keystone World Bond Fund

STATEMENT OF ASSETS AND LIABILITIES--
October 31, 1995
=======================================================================
Assets:
 Investments at market value
  (identified cost--$13,165,963) (Notes 1 and 6)            $13,733,721
 Cash                                                               984
 Receivable for:
  Investments sold                                              802,497
  Unrealized appreciation on open currency contracts
   (Notes 1 and 6)                                              152,139
  Interest                                                      409,636
  Fund shares sold                                                  258
  Foreign taxes reclaimed                                         5,783
 Prepaid expenses                                                 7,368
-----------------------------------------------------------------------
  Total assets                                               15,112,386
-----------------------------------------------------------------------
Liabilities:
 Payable for:
  Unrealized depreciation on open currency contracts
   (Notes 1 and 6)                                              193,620
  Fund shares redeemed                                            4,758
  Income distribution                                            24,167
  Foreign taxes withheld                                          2,399
 Other accrued expenses                                          68,495
-----------------------------------------------------------------------
  Total liabilities                                             293,439
-----------------------------------------------------------------------
Net assets                                                  $14,818,947
=======================================================================
Net assets represented by: (Note 1)
 Paid-in capital                                            $15,595,032
 Accumulated distributions in excess of net investment
  income                                                        (24,213)
 Accumulated net realized loss on investment and
  foreign currency related transactions                      (1,279,623)
 Net unrealized appreciation (depreciation) on:
  Investments, foreign currency related transactions
   and other assets and liabilities                             569,232
  Open currency contracts                                       (41,481)
-----------------------------------------------------------------------
  Total net assets                                          $14,818,947
=======================================================================
Net Asset Value: (Note 1)
 Class A Shares
  Net assets of $9,956,467 / 1,182,807 shares
   outstanding                                                    $8.42
  Offering price per share ($8.42 / 0.9525)
   (based on a sales charge of 4.75% of the
   offering price)                                                $8.84
 Class B Shares
  Net assets of $3,679,877 / 435,713 shares
   outstanding                                                    $8.45
 Class C Shares
  Net assets of $1,182,603 / 140,478 shares
   outstanding                                                    $8.42
-----------------------------------------------------------------------

STATEMENT OF OPERATIONS
Year Ended October 31, 1995
=======================================================================
Investment income: (Note 1)
 Interest (net of foreign withholding
  taxes of $12,648)                                          $1,399,550
Expenses: (Notes 2 and 4)
 Management fee                              $ 93,806
 Transfer agent fees                           74,907
 Accounting, auditing and legal fees           44,513
 Custodian fees                                36,114
 Printing expenses                             25,991
 Distribution Plan expenses                    68,432
 Registration fees                             45,584
 Miscellaneous                                  1,720
-----------------------------------------------------------------------
  Total expenses                              391,067
 Less: Expenses paid indirectly (Note 4)       (2,523)
-----------------------------------------------------------------------
  Net expenses                                                  388,544
-----------------------------------------------------------------------
 Net investment income                                        1,011,006
-----------------------------------------------------------------------
Net realized and unrealized gain
 (loss) on investment and foreign
 currency related transactions:
 (Notes 1 and 3)
 Net realized loss on investment and
  foreign currency related
  transactions                                                 (583,415)
-----------------------------------------------------------------------
 Net change in unrealized
  appreciation or depreciation on
  investment and other assets and
  liabilities                                 654,874
 Net change in unrealized
  appreciation or depreciation on
  open currency contracts                      30,546
-----------------------------------------------------------------------
 Net change in unrealized
  appreciation or depreciation                                  685,420
-----------------------------------------------------------------------
 Net gain on investment and foreign
  currency related transactions                                 102,005
-----------------------------------------------------------------------
 Net increase in net assets resulting
  from operations                                            $1,113,011
=======================================================================

See Notes to Financial Statements.

PAGE 15
--------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                                Period from
                                                                           Year Ended        January 1, 1994 to
                                                                        October 31, 1995      Ocotber 31, 1994
===============================================================================================================
Operations:
 Net investment income                                                     $ 1,011,006           $   448,846
 Net realized loss on investment and foreign currency
  related transactions                                                        (583,415)             (728,796)
 Net change in unrealized appreciation or depreciation                         685,420              (665,302)
---------------------------------------------------------------------------------------------------------------
  Net increase (decrease) in net assets resulting from operations            1,113,011              (945,252)
---------------------------------------------------------------------------------------------------------------
Distributions to shareholders from: (Note 1)
 Net investment income:
  Class A Shares                                                              (653,425)                    0
  Class B Shares                                                              (187,676)                    0
  Class C Shares                                                               (82,887)                    0
 Tax basis return of capital:
  Class A Shares                                                               (65,389)             (389,502)
  Class B Shares                                                               (24,167)             (165,761)
  Class C Shares                                                                (7,767)              (85,383)
---------------------------------------------------------------------------------------------------------------
  Total distributions to shareholders                                       (1,021,311)             (640,646)
---------------------------------------------------------------------------------------------------------------
Capital share transactions: (Note 2)
 Shares issued in acquisition of Keystone Australia Income Fund:
  (Note 5)                                                                   6,401,180                     0
 Proceeds from shares sold:
  Class A Shares                                                               379,004               455,701
  Class B Shares                                                             1,382,294             1,661,349
  Class C Shares                                                               226,771               833,775
 Payments for shares redeemed:
  Class A Shares                                                            (3,470,274)           (2,151,391)
  Class B Shares                                                            (1,277,770)             (497,081)
  Class C Shares                                                              (680,398)             (948,169)
 Net asset value of shares issued in reinvestment of dividends and distributions:
  Class A shares                                                               467,191               267,045
  Class B shares                                                               168,229               140,950
  Class C shares                                                                64,105                66,089
---------------------------------------------------------------------------------------------------------------
  Net increase (decrease) in net assets resulting from capital share
   transactions                                                              3,660,332              (171,732)
---------------------------------------------------------------------------------------------------------------
  Total increase (decrease) in net assets                                    3,752,032            (1,757,630)
---------------------------------------------------------------------------------------------------------------
Net assets:
 Beginning of period                                                        11,066,915            12,824,545
---------------------------------------------------------------------------------------------------------------
 End of period [including accumulated distributions in excess of net investment income on October 31, 1995 of ($24,213) and
  undistributed net investment income on October 31, 1994 of $22]
  (Note 1)                                                                 $14,818,947           $11,066,915
===============================================================================================================

See Notes to Financial Statements.

PAGE 16
--------------------------------------
Keystone World Bond Fund

NOTES TO FINANCIAL STATEMENTS

(1.) Significant Accounting Policies

Keystone World Bond Fund (the "Fund") (formerly Keystone America World Bond
Fund) is a Massachusetts business trust for which Keystone Investment Management Company (formerly Keystone Custodian Funds, Inc.) ("Keystone") is the investment adviser. The Fund became part of the Keystone America Family on April 19, 1989 and Keystone became the Fund's adviser on that date. It is registered under the Investment Company Act of 1940 as a non-diversified, open-end investment company.

   The Fund offers three classes of shares. Class A shares are offered at a public offering price which includes a maximum sales charge of 4.75% payable at the time of purchase. Class B shares are sold subject to a contingent deferred sales charge payable upon redemption which decreases depending on when shares were purchased and how long they have been held. Class C shares are sold subject to a contingent deferred sales charge payable upon redemption within one year of purchase. Class C shares are available only through dealers who have entered into special distribution agreements with Keystone Investment Distributors Company (formerly Keystone Distributors, Inc.) ("KIDC"), the Fund's principal underwriter.

   Keystone is a wholly-owned subsidiary of Keystone Investments, Inc. (formerly Keystone Group, Inc.) ("KII"), a Delaware corporation. KII is privately owned by an investor group consisting of current and former members of management of Keystone. Keystone Investor Resource Center, Inc. ("KIRC"), a wholly-owned subsidiary of Keystone, is the Fund's transfer agent.

   The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

   A. Investments are usually valued at the closing sales price, or in the absence of sales and for over-the-counter securities, the mean of bid and asked quotations. Management values the following securities at prices it deems in good faith, by or under the direction of the Board of Trustees, to be fair: (a) securities (including restricted securities) for which complete quotations are not readily available and (b) listed securities if, in the opinion of management, the last sales price does not reflect a current value, or if no sale occurred. Foreign currency amounts are translated into United States dollars as follows: market value of investments, assets and liabilities at the daily rate of exchange; purchases and sales of investments, income and expenses at the rate of exchange prevailing on the dates of such transactions. Net unrealized foreign exchange gains/losses are a component of unrealized appreciation/depreciation of investments, foreign currency related transactions, and other assets and liabilities.

   Short-term investments, if purchased with maturities of sixty days or less, are valued at amortized cost (original purchase price as adjusted for amortization of premium or accretion of discount) which, when combined with accrued interest, approximates market. Short-term investments maturing in more than sixty days for which market quotations are readily available are valued at current market value. Short-term investments maturing in more than sixty days, which are held on the sixtieth day prior to maturity, are valued at amortized cost (market value on the sixtieth day adjusted for amortization of premium or accretion of discount) which, when combined with accrued interest, approximates market. All other securities and other assets are valued at fair value as determined in good faith using methods prescribed by the Board of Trustees.

PAGE 17
--------------------------------------

   Investments denominated in foreign currencies are adjusted daily to reflect changes in exchange rates. Market quotations are not considered to be readily available for long-term corporate bonds and notes; such investments are stated at fair value on the basis of valuations furnished by a pricing service, approved by the Board of Trustees, which determines valuations for normal, institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders.

B. Securities transactions are accounted for no later than the day following the trade date. Realized gains and losses are computed on the identified cost basis. Gains and losses on foreign currency related transactions are treated as ordinary income for federal income tax purposes. Interest income is recorded on the accrual basis and dividend income is recorded on the ex-dividend date. Distributions to the shareholders are recorded by the Fund at the close of business on the record date.

C. The Fund has qualified, and intends to qualify in the future, as a regulated investment company under the Internal Revenue Code of 1986, as amended ("Internal Revenue Code"). Thus, the Fund expects to be relieved of any federal income or excise tax liability by distributing all of its net taxable investment income and net taxable capital gains, if any, to its shareholders. The Fund intends to avoid any excise tax liability by making the required distributions under the Internal Revenue Code.

D. When the Fund enters into a repurchase agreement (a purchase of securities whereby the seller agrees to repurchase the securities at a mutually agreed upon date and price), the repurchase price of the securities will generally equal the amount paid by the Fund plus a negotiated interest amount. The seller under the repurchase agreement will be required to provide securities ("collateral") to the Fund whose value will be maintained at an amount not less than the repurchase price, and which generally will be maintained at 101% of the repurchase price. The Fund monitors the value of collateral on a daily basis, and if the value of the collateral falls below required levels, the Fund intends to seek additional collateral from the seller or terminate the repurchase agreement. If the seller defaults, the Fund would suffer a loss to the extent that the proceeds from the sale of the underlying securities were less than the repurchase price. Any such loss would be increased by any cost incurred on disposing of such securities. If bankruptcy proceedings are commenced against the seller under the repurchase agreement, the realization on the collateral may be delayed or limited. Repurchase agreements entered into by the Fund will be limited to transactions with dealers or domestic banks believed to present minimal credit risks, and the Fund will take constructive receipt of all securities underlying repurchase agreements until such agreements expire.

   Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Fund, along with certain other Keystone funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are fully collateralized by U.S. Treasury and/or Federal Agency obligations.

E. In connection with portfolio purchases and sales of securities denominated in a foreign currency, the Fund may enter into forward foreign currency exchange contracts ("contracts"). Additionally, from time to time the Fund may enter into contracts to hedge certain foreign currency assets. Contracts are recorded at market value and marked-to-market daily. Realized gains and losses arising from such transactions are included in net realized gain
(loss) on foreign

PAGE 18
--------------------------------------
Keystone World Bond Fund

currency related transactions. The Fund is subject to the credit risk that the other party will not complete the obligations of the contract.

F. The Fund distributes net investment income monthly and net capital gains, if any, annually. Distributions from net investment income are based on tax basis net income. Distributions from taxable net income can exceed book basis net investment income and net capital gains can exceed book basis net investment income and net capital gains.

   The significant differences between financial statement amounts available for distribution and distributions made in accordance with income tax regulations are due to the deferral of losses for income tax purposes that have been recognized for financial statement purposes and treatment of foreign currency gains as ordinary income for tax purposes.

(2.) Capital Share Transactions

   The Trust Agreement authorizes the issuance of an unlimited number of shares of beneficial interest without par value. Transactions in shares of the Fund were as follows:

                                       Class A Shares
----------------------------------------------------------------
                                                     Period from
                                Year Ended    January 1, 1994 to
                          October 31, 1995      October 31, 1994
----------------------------------------------------------------
Shares sold                     42,522                49,122
Shares redeemed               (425,398)             (240,295)
Shares issued in
  acquisition of
  Australia Income
  Fund (Note 5)                789,935                     0
Shares issued in
  reinvestment of
  dividends and
  distributions                 57,481                30,841
----------------------------------------------------------------
Net increase
  (decrease)                   464,540              (160,332)
================================================================

                                      Class B Shares
----------------------------------------------------------------
                                                    Period from
                               Year Ended    January 1, 1994 to
                         October 31, 1995      October 31, 1994
----------------------------------------------------------------
Shares sold                   166,498              179,486
Shares redeemed              (156,895)             (55,559)
Shares issued in
  reinvestment of
  dividends and
  distributions                20,548               16,263
----------------------------------------------------------------
Net increase                   30,151              140,190
================================================================

                                    Class C Shares
----------------------------------------------------------------
                                                  Period from
                             Year Ended    January 1, 1994 to
                       October 31, 1995      October 31, 1994
----------------------------------------------------------------
Shares sold                  27,481                88,183
Shares redeemed             (83,800)             (102,789)
Shares issued in
  reinvestment of
  dividends and
  distributions               7,882                 7,619
----------------------------------------------------------------
Net decrease                (48,437)               (6,987)
================================================================

   The Fund bears some of the costs of selling its shares under a Distribution Plan adopted with respect to its Class A, Class B and Class C shares pursuant to Rule 12b-1 under the Investment Company Act of 1940 ("1940 Act").

   The Class A Distribution Plan provides for payments which are currently limited to 0.25% annually of the average daily net asset value of Class A shares to pay expenses of the distribution of Class A shares. Amounts paid by the Fund to KIDC under the Class A Distribution Plan are currently used to pay others, such as dealers, service fees at an annual rate of up to 0.25% of the average net asset value of Class A shares maintained by such others and remaining outstanding on the Fund's books for specified periods.

PAGE 19
--------------------------------------

The Class B Distribution Plan provides for payments at an annual rate of up to 1.00% of the average daily net asset value of Class B shares to pay expenses of the distribution of Class B shares. Amounts paid by the Fund under the Class B Distribution Plan are currently used to pay others (dealers) a commission at the time of purchase normally equal to 4.00% of the price paid for each Class B share sold plus the first year's service fee in advance in the amount of 0.25% of the price paid for each Class B share sold. Beginning approximately 12 months after the purchase of a Class B share, the dealer or other party will receive service fees at an annual rate of 0.25% of the average daily net asset value of such Class B shares maintained by such others and remaining outstanding on the Fund's books for specified periods. A contingent deferred sales charge will be imposed, if applicable, on Class B shares purchased after June 1, 1995 at rates decreasing from a maximum of 5.00% of amounts redeemed during the first 12 months following the date of purchase to 1.00% of amounts redeemed during the sixth twelve month period following the date of purchase. Class B shares purchased on or after June 1, 1995 that have been outstanding for eight years following the month of purchase will automatically convert to Class A shares without a front end sales charge or exchange fee. Class B shares purchased prior to June 1, 1995 will retain their existing conversion rights.

   The Class C Distribution Plan provides for payments at an annual rate of up to 1.00% of the average daily net asset value of Class C shares to pay expenses for the distribution of Class C shares. Amounts paid by the Fund under the Class C Distribution Plan are currently used to pay others (dealers) a commission at the time of purchase in the amount of 0.75% of the price paid for each Class C share sold, plus the first year's service fee in advance in the amount of 0.25% of the price paid for each Class C share sold. Beginning approximately 15 months after purchase, the dealer or other party will receive a commission at an annual rate of 0.75% (subject to applicable limitations imposed by the rules of the National Association of Securities Dealers, Inc.) ("NASD Rule") and service fees at the annual rate of 0.25%, respectively, of the average net asset value of each Class C share maintained by such others and remaining outstanding on the Fund's books for specified periods.

   Each of the Distribution Plans may be terminated at any time by vote of the Independent Trustees or by vote of a majority of the outstanding voting shares of the respective class. However, after the termination of any Distribution Plan, at the discretion of the Board of Trustees, payments to KIDC may continue as compensation for its services which had been earned while the Distribution Plan was in effect.

   For the year ended October 31, 1995, the Fund paid KIDC $22,659 under its Class A Distribution Plan. The Fund paid KIDC $29,857 for Class B shares sold prior to June 1, 1995, and $1,996 for Class B Shares sold on or after June 1, 1995. The Fund paid KIDC $13,920 under its Class C Distribution Plan.

   Under the NASD Rule, the maximum uncollected amounts for which KIDC may seek payment from the Fund under its Distribution Plans were $191,513 for Class B shares purchased prior to June 1, 1995, and $18,809 for Class B shares purchased on or after June 1, 1995. The maximum uncollected amount for which KIDC may seek payment from the Fund under its Class C Distribution Plan was $117,401 as of October 31, 1995.

   Presently, the Fund's class-specific expenses are limited to Distribution Plan expenses incurred by a class of shares.

PAGE 20
--------------------------------------
Keystone World Bond Fund

(3.) Securities Transactions

   Keystone World Bond FundAs of October 31, 1995, the Fund has a capital loss carryover for federal income tax purposes of approximately $1,286,000 which expires as follows: $472,000-2002 and $814,000-2003. Purchases and sales of investment securities (including proceeds received at maturity) for the year ended October 31, 1995 were as follows:

                               Cost of             Proceeds
                              Purchases           From Sales
=============================================================
Portfolio securities         $ 16,444,213       $  14,016,995
Short-term investments        163,288,618         163,319,824
-------------------------------------------------------------
                             $179,732,831        $177,336,819
=============================================================

(4.) Investment Management and Transactions with Affiliates

Under the terms of an Investment Advisory and Management Agreement between Keystone and the Fund, Keystone provides investment management and administrative services to the Fund. In return, Keystone receives a fee, computed and charged to the net assets of the Fund daily, calculated at a rate of 1.5% of gross investment income plus an amount determined by applying percentage rates, which start at 0.50% and decline, as net assets increase, to 0.40% per annum, to the net asset value of the Fund. During the year ended October 31, 1995, the Fund paid or accrued to Keystone investment management and advisory fees of $93,806, which represented 0.65% of the Fund's average net assets.

   During the year ended October 31, 1995, the Fund paid or accrued to KII $19,141 as reimbursement for certain accounting and printing services and $74,907 was paid to KIRC for transfer agent fees.

   The Fund has entered into an expense offset arrangement with its custodian. For the year ended October 31, 1995, the Fund paid custody fees in the amount of $33,591 and received a credit of $2,523 pursuant to the expense offset arrangement, resulting in a total expense of $36,114. The assets deposited with the custodian under the expense offset arrangement could have been invested in an income producing asset.

   The Fund is subject to certain state annual expense limits, the most restrictive of which is as follows: 2.5% of the first $30 million of Fund average net assets; 2.0% of the next $70 million of Funds average net assets; and 1.5% of Fund average net assets over $100 million.

   Certain officers and/or Directors of Keystone are also officers and/or Trustees of the Fund. Officers of Keystone and affiliated Trustees receive no compensation directly from the Fund. Currently, the Independent Trustees of the Fund receive no compensation for their services.

(5.) Fund Reorganization

On December 30, 1994, the Fund acquired the net assets of Keystone Australia Income Fund in exchange for Class A Shares of the Fund pursuant to a plan of reorganization approved by the shareholders of Keystone World Bond Fund on December 30, 1994. The acquisition was accomplished by a tax-free exchange of 789,935 shares of the Fund for the net assets of Keystone Australia Income Fund. The net assets of Keystone Australia Income Fund on that date, including $32,769 of unrealized depreciation on investments, were combined with the assets of the Fund. The aggregate net assets of the Fund and Keystone Australia Income Fund immediately before the acquisition

PAGE 21
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were $10,313,320 and $6,401,180, respectively. The net assets of the Fund immediately after the acquisition was $16,714,500.

(6.) Forward Foreign Currency Exchange Contracts

   At October 31, 1995, the Fund had entered into the following forward foreign currency exchange contracts that obligate the Fund to deliver currencies at specified future dates. The net unrealized depreciation of $41,481 on these contracts is included in the accompanying financial statements. The terms of the open contracts are as follows:

 Exchange      Currency to        U.S. $ value       Currency to      U.S. $ value
   date        be delivered       at 10/31/95        be received      at 10/31/95
---------    ----------------   --------------    ----------------    ------------
11/01/95         4,384,843        $   802,497        $   809,027      $   809,027
              Danish Krone                            U.S.$
11/03/95           482,292            482,292          2,440,494          499,036
                 U.S.$                           French Francs
11/03/95           185,145            185,145            936,871          191,573
                 U.S.$                           French Francs
11/03/95         2,440,494            499,036            511,334          511,334
             French Francs                           U.S.$
11/03/95           936,871            191,573            185,000          185,000
             French Francs                           U.S.$
11/10/95         1,110,000          1,110,000          1,510,718        1,150,193
                 U.S.$                             Australian$
11/10/95         1,248,000          1,248,000          1,687,901        1,285,092
                 U.S.$                             Australian$
11/10/95           225,000            225,000            304,395          231,753
                 U.S.$                             Australian$
11/10/95         3,794,595          2,889,034          2,811,795        2,811,795
              Australian$                            U.S.$
11/10/95           180,000            180,000         22,456,800          183,798
                 U.S.$                           Sp. Peseta
11/10/95        41,571,852        $   340,246        $   342,381      $   342,381
              Sp. Peseta                            U.S.$
11/20/95           352,000            352,000          1,969,440          360,507
                 U.S.$                            Danish Krone
11/20/95           211,000            211,000          1,151,997          210,874
                 U.S.$                            Danish Krone
11/20/95         4,165,676            762,530            728,138          728,138
              Danish Krone                          U.S.$
11/20/95           112,000            112,000             71,538          113,049
                 U.S.$                            Pound Sterling
11/20/95           148,316            234,378            229,979          229,979
            Pound Sterling                           U.S.$
11/20/95           166,256            166,257            267,705          169,860
                                                   Netherland
                 U.S.$                              Guilders
11/20/95           573,128            363,653            348,756          348,756
              Netherland
               Guilders                             U.S.$
12/08/95           354,250            354,250          1,761,083          359,868
                U.S.$                            French Francs
12/08/95           184,685            184,685            910,589          186,074
                U.S.$                            French Francs
12/08/95         2,671,673            545,943            525,000          525,000
           French Francs                            U.S.$
01/03/96         1,544,569            231,477            221,000          221,000
           Swedish Krona                            U.S.$
01/25/96         1,267,480            945,572            921,000          921,000
             Canadian$                              U.S.$
---------  --------------         ------------      --------------     ----------
Total                             $12,616,568                         $12,575,087
---------  --------------         ------------      --------------     ----------

PAGE 22
--------------------------------------
Keystone World Bond Fund

(7.) Distributions to Shareholders

A distribution of net investment income of $0.05, $0.045 and $0.045 for Class A, Class B and Class C shares, respectively, was declared payable December 6, 1995, for shareholders of record November 24, 1995. This distribution is not reflected in the accompanying financial statements. The Fund distributes to its shareholders dividends from net investment income monthly and all net realized long-term capital gains, if any, annually. Any taxable distribution which is declared in December and paid in the following fiscal year will be taxable to shareholders in the year declared.

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
FEDERAL TAX STATUS--Fiscal 1995 Distributions (Unaudited)

The per share distributions paid to you for fiscal year ended October 31, 1995, whether taken in shares or cash, are as follows:

      Class A Shares              Class B Shares              Class C Shares
-------------------------   -------------------------    -----------------------
  Income       Return of       Income      Return of       Income      Return of
 Dividends      Capital      Dividends      Capital       Dividends     Capital
----------    -----------    ----------   -----------     ----------   ---------
   .54           .06            .48          .06            .48          .06

In January of 1996, complete information on the calendar year 1995 distributions will be forwarded to you to assist you in completing your 1995 federal income tax return.

PAGE 23
--------------------------------------

INDEPENDENT AUDITORS' REPORT

The Trustees and Shareholders
Keystone World Bond Fund

We have audited the accompanying statement of assets and liabilities of Keystone World Bond Fund (formerly Keystone America World Bond Fund), including the schedule of investments, as of October 31, 1995, and the related statement of operations for the year then ended, the statements of changes in net assets for the year then ended and for the period from January 1, 1994 to October 31, 1994, and the financial highlights for the year then ended, the period from January 1, 1994 to December 31, 1994, and the five year period ended December 31, 1993 for Class A shares and for the year ended October 31, 1995 and the periods from January 1, 1994 to October 31, 1994 and August 2, 1993 (date of initial public offering) to December 31, 1993 for Class B and Class C shares. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the year ended December 31, 1988 and for the period January 9, 1987 (commencement of operations) to December 31, 1987 were audited by other auditors whose report, dated February 3, 1989, expressed an unqualified opinion thereon.

   We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1995 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

   In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Keystone World Bond Fund as of October 31, 1995, the results of its operations for the year then ended, the changes in its net assets for the year then ended and for the period from January 1, 1994 to October 31, 1994, and the financial highlights for each of the years or periods specified in the first paragraph above in conformity with generally accepted accounting principles.

                                                         KPMG Peat Marwick LLP
Boston, Massachusetts
December 8, 1995